UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Retail Value Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-38517	82-4182996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	RVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On December 16, 2021, Retail Value Inc. (the “Company”) and its wholly-owned subsidiary, DDR Crossroads Center LLC (“DDR Crossroads”), entered into an agreement (the “External Management Agreement”) with two wholly-owned subsidiaries of SITE Centers Corp. (“SITE Centers”), DDR Property Management LLC (“DDR Property Management”) and DDR Asset Management LLC. The External Management Agreement will govern the fees, terms and conditions pursuant to which DDR Property Management or one or more other wholly-owned subsidiaries of SITE Centers (collectively, the “Manager”) will, effective January 1, 2022 (the “Effective Date”), (i) provide corporate management services to the Company, including managing the Company’s affairs on a day-to-day basis, (ii) provide property management services to Crossroads Center (the “Remaining Property”), which is the Company’s sole remaining retail shopping center property, and (iii) if and when applicable and appropriate, oversee and administer the liquidation and winding up of the business and affairs of the Company, including causing the Company to file a certificate of dissolution with the Secretary of State of the State of Ohio and administering any reserve fund that the Company may establish with proceeds of its final asset sales for the purpose of satisfying and discharging projected expenses and any unknown or contingent claims, debts or obligations which might arise during the five-year period subsequent to the filing of the certificate of dissolution.

The term of the External Management Agreement will commence on the Effective Date and will be in effect until the date that is five years after the date that the Company files a certificate of dissolution with the Secretary of State of the State of Ohio. Either party may terminate the External Management Agreement prior to the expiry of the term (i) for convenience and without penalty upon ninety days’ prior notice to the other party or (ii) without penalty, upon written notice to the other party if the other party, its agents or its assignees breaches any material provision of the External Management Agreement and such material breach continues for a period of ten business days after written notice of the breach.

Pursuant to the External Management Agreement, the Company will pay quarterly in advance on the first business day of each succeeding January, April, July and October to the Manager an asset management fee for services rendered in connection with corporate management of the Company in an aggregate amount of (i) $500,000 for calendar year 2022, (ii) $300,000 per annum commencing on January 1, 2023 until the end of the calendar year quarter in which the Company’s shares are deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or the Company’s reporting obligations under the Exchange Act are suspended or terminated, and (iii) $100,000 per annum, commencing from the calendar year quarter immediately following the calendar year quarter in which the Company’s shares are deregistered under the Exchange Act and/or the Company’s reporting obligations under the Exchange Act are suspended or terminated until the expiry of the term of the External Management Agreement or earlier termination thereof. In addition, until the consummation of the sale of the Remaining Property, DDR Crossroads will pay the Manager a monthly property management fee equal to $22,000 per month. The External Management Agreement also provides for payments to the Manager of certain leasing commissions and a disposition fee of 1% of the gross sale price of the Remaining Property. Further, the External Management Agreement provides that the Company may, in sole its discretion, make an additional payment to Manager as incentive compensation in an amount not to exceed $500,000 upon the completion of the sale of the Remaining Property. In addition to the fees described above, the External Management Agreement provides for the reimbursement of certain expenses incurred by the Manager in connection with the services it provides to the Company and indemnification for certain liabilities, claims, damages and losses.

The foregoing description of the External Management Agreement is qualified in its entirety by reference to the External Management Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The information provided in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The Company and the Manager previously entered into a corporate management agreement (the “Original External Management Agreement”) on July 1, 2018 for the provision of corporate management services to the Company. In addition, in February 2018, the Company and the Manager entered into three amended and restated management and leasing agreements for the provision of property management services by the Manager to the Company (the “Property Management Agreements”). Pursuant to the External Management Agreement, the Original External Management Agreement will terminate effective on the Effective Date without any further action required by any party to the Original External Management Agreement. As a consequence of the termination of the Original External Management Agreement, pursuant to their terms, the Property Management Agreements, without any further action required by any party thereto, will automatically terminate effective upon the termination of the Original External Management Agreement.

Item 8.01	Other Events.

On December 15, 2021, the Company repurchased all of the outstanding shares of the Company’s Series A preferred stock from SITE Centers for an aggregate purchase price of $1.00.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	External Management Agreement by and between Retail Value Inc., DDR Crossroads Center LLC, DDR Property Management LLC and DDR Asset Management LLC, dated December 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Retail Value Inc.

By:	/s/ Aaron M. Kitlowski
Name:	Aaron M. Kitlowski
Title:	Executive Vice President

Date: December 20, 2021